UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2017

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22945 (Commission File Number)	13-3169913 (IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01.     Entry Into a Material Definitive Agreement.

The information disclosed in Item 1.01 of the Current Report on Form 8-K of Helios and Matheson Analytics, Inc. (the “Company”) filed with the Securities Exchange Commission on August 15, 2017 (the “August 15, 2017 Report”) is incorporated by reference into this Current Report. The documents referenced below, namely the Securities Purchase Agreement, the Senior Secured Convertible Notes, the Investor Warrant, the Investor Note, the Registration Rights Agreement, the Security and Pledge Agreement, the Guaranty, the Voting and Lockup Agreements and the Placement Agent Warrants are the same documents as defined in the August 15, 2017 Report. The information disclosed in the August 15, 2017 Report about the Placement Agent Warrants is qualified in their entirety by reference to the full text of such document, which is attached as Exhibit 4.4 to this Current Report and incorporated herein by reference.

On August 16, 2017 (the “Closing Date”), pursuant to the Securities Purchase Agreement dated as of August 15, 2017 by and between the Company and an institutional investor (the “Investor”), the Company completed the sale and issuance of (1) three Senior Secured Convertible Notes to the Investor in the aggregate principal amount of $10,300,000 (collectively, the “Notes”), and (2) a warrant to purchase 1,892,972 shares of the Company’s common stock, exercisable for a period of five years at an exercise price of $3.25 per share (the “Investor Warrant”), for consideration received by the Company on the Closing Date consisting of (i) a cash payment of $220,000, and (ii) a secured promissory note payable by the Investor to the Company (the “Investor Note”) in the principal amount of $8,800,000 (collectively, the “August 2017 Financing”). The maturity date of the Notes and the Investor Note is April 16, 2018. On the Closing Date, in connection with the closing of the August 2017 Financing:

●	the Company issued the Notes and the Investor Warrant to the Investor;

●	the Investor issued the Investor Note to the Company;

●	the Company entered into the Registration Rights Agreement;

●	the Company and its wholly-owned subsidiaries Zone Technologies, Inc. and HMNY Zone Loan LLC entered into the Security and Pledge Agreement in favor of the Investor as Collateral Agent;

●	Zone Technologies, Inc. and HMNY Zone Loan LLC entered into the Guaranty in favor of the Investor as Collateral Agent; and

●

Theodore Farnsworth, Helios & Matheson Information Technology Ltd. and its wholly-owned subsidiary, Helios & Matheson Inc., who collectively own approximately 49% of the Company’s issued and outstanding common stock, entered into the Voting and Lockup Agreements with the Company.

On August 15, 2017, the Company received a cash payment of $2,100,000 from the Investor under the $5,000,000 Investor Note issued by the Investor to the Company on February 8, 2017 (the “February Investor Note”). On the Closing Date, the Company received an additional cash payment of $2,900,000 under the February Investor Note, a cash payment of $230,000 under the $4,900,000 Investor Note issued by the Investor to the Company on December 2, 2017 (the “December Investor Note”) as well as a cash payment of $220,000 pursuant to the August 2017 Financing. In consideration of the total amount of $5,450,000 received by the Company (the “Total Amount”), the Company agreed to issue 80% of the shares of common stock that would be issuable upon full conversion of the Total Amount under the December Notes, the February Notes and the Series B Note (each, as defined in the August 15, 2017 Report) at a conversion price equal to the Alternate Conversion Price as defined in the Series B Note.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 3.02.     Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02.

Item 9.01.     Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report.

EXHIBIT INDEX

		Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Filed Herewith

4.1	Form of Senior Secured Convertible Notes issued by HMNY	8-K	000-22945	4.3	August 15, 2017

4.2	Form of Investor Note issued by the Investor	8-K	000-22945	4.4	August 15, 2017

4.3	Investor Warrant					X

4.4	Form of Placement Agent Warrants					X

10.1	Securities Purchase Agreement, dated August 15, 2017, by and between HMNY and the Investor	8-K	000-22945	10.10	August 15, 2017

10.2	Form of Registration Rights Agreement	8-K	000-22945	10.11	August 15, 2017

10.3	Form of Security and Pledge Agreement	8-K	000-22945	10.12	August 15, 2017

10.4	Form of Guaranty	8-K	000-22945	10.13	August 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2017

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Stuart Benson
Stuart Benson, Chief Financial Officer

EXHIBIT INDEX

		Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Filed Herewith

4.1	Form of Senior Secured Convertible Notes issued by HMNY	8-K	000-22945	4.3	August 15, 2017

4.2	Form of Investor Note issued by the Investor	8-K	000-22945	4.4	August 15, 2017

4.3	Investor Warrant					X

4.4	Form of Placement Agent Warrants					X

10.1	Securities Purchase Agreement, dated August 15, 2017, by and between HMNY and the Investor	8-K	000-22945	10.10	August 15, 2017

10.2	Form of Registration Rights Agreement	8-K	000-22945	10.11	August 15, 2017

10.3	Form of Security and Pledge Agreement	8-K	000-22945	10.12	August 15, 2017

10.4	Form of Guaranty	8-K	000-22945	10.13	August 15, 2017